UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.	☐ Confidential, for Use of the Commission Only (as permitted
☐	Definitive Proxy Statement.	by Rule 14a-6(e)(2)).
☑	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-12.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

 Payment of Filing Fee (Check the appropriate box):

☑No fee required.

☐Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐Fee paid previously with preliminary materials.

 ☐Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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2)Form, Schedule or Registration Statement No.:
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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 21, 2013.

ALLSCRIPTS HEALTHCARE

SOLUTIONS, INC.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

222 MERCHANDISE MART PLAZA, SUITE 2024

CHICAGO, IL 60654

Meeting Information

Meeting Type:              Annual Meeting

For holders as of:         March 25, 2013

Date: May 21, 2013            Time: 9:00 AM CDT

Location:	Allscripts’ Principal Offices
222 Merchandise Mart Plaza
Suite 2024
Chicago, Illinois 60654

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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—    Before You Vote    —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT            FORM 10-K/A

How to View Online:

Have the information that is printed in the box marked by the arrow à (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:            www.proxyvote.com

2) BY TELEPHONE:        1-800-579-1639

3) BY E-MAIL*:                sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow à (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 6, 2013 to facilitate timely delivery.

—    How To Vote    —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow à (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR all director nominees:

1.	Election of Directors

1a.	Stuart L. Bascomb

1b.	Paul M. Black

1c.	Dennis H. Chookaszian

1d.	Robert J. Cindrich

1e.	Michael A. Klayko

1f.	Anita V. Pramoda

1g.	David D. Stevens

1h.	Ralph H. “Randy” Thurman

The Board of Directors recommends you vote FOR proposals 2, 3, and 4:

2.	Approval of the amendment and restatement of the Allscripts Healthcare Solutions, Inc. 2011 Stock Incentive Plan to, among other items, increase the number of shares available for grant thereunder as disclosed in the proxy statement.

3.	Approval of the resolution to approve, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement.

4.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2013.

NOTE: To transact any and all other business that may properly come before the annual meeting or any adjourned or postponed session of the annual meeting.

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